PARAMETRIC RESEARCH AFFILIATES SYSTEMATIC ALTERNATIVE RISK PREMIA FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

each dated December 1, 2019

The Board of Trustees of Eaton Vance Growth Trust, on behalf of Parametric Research Affiliates Systematic Alternative Risk Premia Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about July 30, 2020 (the “Liquidation Date”). Effective July 27, 2020, shares of the Fund will no longer be available for purchase or exchange.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of the Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to July 27, 2020, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call Eaton Vance Shareholder Services at 1-800-260-0761.

Notwithstanding the foregoing, in light of recent market events, the timing of the liquidation may be extended beyond the Liquidation Date if in the opinion of the sub-adviser market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

June 26, 2020	35978 6.26.20